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                                                                    EXHIBIT 10.2

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 1, dated as of October __, 2001 (this "Amendment"), to the Loan and Security Agreement, dated as of April 6, 2001 (as amended, restated, modified or supplemented from time to time in accordance with its terms, the "LSA") between ATC FUNDING, LLC, a limited liability company organized under the laws of the State of Delaware, as borrower (together with its successors and assigns, the "Borrower"), and HFG HEALTHCO-4 LLC, a limited liability company organized under the laws of the State of Delaware (together with its successors and assigns, the "Lender").

         1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the LSA.

         2. Amendment. Subject to the conditions as to effectiveness set forth in Paragraph 4 of this Amendment, the amount "$25,000,000" appearing in Section 1.02(a) of the LSA is hereby deleted and replaced by the amount "$27,500,000".

         3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

                  (1) All representations and warranties made by the Borrower in
Article III of the LSA and each of the other Documents are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

                  (2) The Borrower has the requisite power to execute, deliver and carry out the terms and provisions of this Amendment.

                  (3) This Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

                  (4) No event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the LSA.

         4. Effective Date. This Amendment shall become effective on the date when the Lender shall have received (i) a counterpart of this Amendment, duly executed and delivered on behalf of the Borrower, (ii) certified copies of resolutions of the managers of the Borrower approving this Amendment, and (iii) a fee in the amount of $25,000, in cash, which is due and payable to the Lender pursuant to Section 1.02(d) of the LSA.

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         5. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant, or agreement contained in, or any Default or Event of Default under the LSA and each of the parties hereto agrees that, as amended by this Amendment, all of the covenants and agreements and other provisions contained in the LSA and the other Documents shall remain in full force and effect from and after the date of this Amendment.

         6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.



BORROWER:                                   ATC FUNDING, LLC


                                            By: /s/   Alan Levy
                                                --------------------------------
                                                Name:  Alan Levy
                                                Title: CFO, Sr. V.P. of Finance

LENDER:                                     HFG HEALTHCO-4 LLC


                                            By: /s/  Robert Lynch
                                                --------------------------------
                                                Name:  Robert Lynch
                                                Title: Chief Operating Officer



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